UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 11, 2020
ZAGG INC
(Exact name of registrant as specified in its charter)

Delaware	001-34528	20-2559624
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
910 West Legacy Center Way, Suite 500
Midvale, Utah 84047
(Address of principal executive offices, including zip code)
(801) 263-0699
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $.001 par value	ZAGG	The Nasdaq Stock Market, LLC
(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Item 2.02 Results of Operations and Financial Condition.
On March 11, 2020, ZAGG Inc, a Delaware corporation (the “Company”), issued a press release announcing the results of operations for the three and twelve months ended December 31, 2019, and made publicly available certain supplemental financial information, including commentary on results of operations from Taylor D. Smith, Chief Financial Officer (“CFO”). The supplemental financial information - financial tables is furnished with this report as Exhibit 99.1, the earnings press release is furnished with this report as Exhibit 99.2, and the supplemental financial information - CFO commentary is furnished with this report as Exhibit 99.3.
In addition, the Company has announced the results of its strategic alternatives process, which is furnished with this report as Exhibit 99.4.
The Company will also hold its earnings conference call on March 11, 2020. The conference call will be available to interested parties through a live audio Internet broadcast accessible at investors.ZAGG.com under the events tab. A podcast of the conference call will be archived at investors.ZAGG.com for one year. The URLs are included here as inactive textual references. Information contained on, or accessible through, our websites is not a part of, and is not incorporated by reference into, this report.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
The following are filed as Exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Supplemental Financial Information - Financial Tables for the Three and Twelve Months Ended December 31, 2019

99.2	Results of Operations Press Release dated March 11, 2020

99.3	Supplemental Financial Information - CFO Commentary on the Financial Results for the Three and Twelve Months Ended December 31, 2019

99.4	Results of Strategic Alternatives Process Press Release dated March 11, 2020
The information contained in Item 2.02 and Item 9.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2, 99.3, and 99.4 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAGG INC

Dated: March 11, 2020	/s/ TAYLOR D. SMITH
Taylor D. Smith
Chief Financial Officer
(Principal financial and accounting officer)